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                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 1
                                     TO THE
                             GENESEE & WYOMING INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                            EFFECTIVE MARCH 28, 1998
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE STOCKHOLDERS)


    WHEREAS, Genesee & Wyoming Inc., a Delaware corporation (the "Company"), has established the Genesee & Wyoming Inc. Employee Stock Purchase Plan (the "Plan"); and

    WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 15 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the amendment to the Plan set forth herein;

    NOW, THEREFORE, the Plan is hereby amended, effective March 28, 1998, as set forth below; provided, however, that if the stockholders of the Company fail to approve and ratify at the next Annual Meeting of Stockholders of the Company both (i) this Amendment and (ii) Amendment No. 2 to the Genesee & Wyoming Inc. 1996 Stock Option Plan, then this Amendment shall be null and void and of no effect:

        1. The first sentence of Section "3. SHARES SUBJECT TO THE PLAN" of the Plan is hereby amended to provide in its entirety as follows (with the remainder of said Section 3 being unchanged and unaffected by this Amendment and continuing in full force and effect):

        "Subject to the provisions of Section 12, the total number of shares of Class A Common Stock which may be purchased by employees under the Plan shall not exceed 250,000."

        2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


    THIS AMENDMENT NO. 1 TO THE GENESEE & WYOMING INC. EMPLOYEE STOCK PURCHASE PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON MARCH 28, 1998, AND APPROVED AND RATIFIED BY THE STOCKHOLDERS OF THE COMPANY ON MAY 12, 1998.


                                     /S/ JAMES B. GRAY, JR.
                                     ----------------------
                                     JAMES B. GRAY, JR., SECRETARY